                                IMPERIAL PARKING

                                [LOGO - IMPARK]

                                  CORPORATION

                           A CUSTOMER DRIVEN COMPANY

IMPERIAL PARKING CORPORATION

                         [GRAPHIC - IMAGE OF WEB PAGE]

                                 WWW.IMPARK.COM

[GRAPHIC - PHOTOGRAPH]

[GRAPHIC - PHOTOGRAPH]

PACIFIC BELL PARK -- IMPERIAL PARKING OPENED A 4,900 SPACE PARKING FACILITY ADJACENT TO PACIFIC BELL PARK, THE NEW HOME OF THE SAN FRANCISCO GIANTS (APRIL
2000).

THIS PRESENTATION CONTAINS PROJECTIONS AND OTHER FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE PROJECTIONS AND STATEMENTS REFLECT THE COMPANY'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. NO ASSURANCE CAN BE GIVEN, HOWEVER, THAT THESE EVENTS WILL OCCUR OR THAT THESE PROJECTIONS WILL BE ACHIEVED AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED, AS A RESULT OF CERTAIN FACTORS.

PRESENTATION OVERVIEW

-------------------------------------------------------------------------------

THE COMPANY

INDUSTRY OVERVIEW

IMPARK CORPORATE DESCRIPTION

  OPERATING STRATEGY

  GROWTH STRATEGY

FINANCIAL OVERVIEW

SUMMARY

-------------------------------------------------------------------------------

THE COMPANY

-- IMPERIAL PARKING CORPORATION (IMPARK) IS CANADA'S LARGEST, AND NORTH
   AMERICA'S FOURTH LARGEST, PARKING LOT OPERATOR

-- SUCCESSFULLY EXECUTING OPERATING AND GROWTH STRATEGIES

   - IMPROVING PROFITABILITY OF EXISTING OPERATIONS

   - EXPANDING INTO NEW MARKETS, PARTICULARLY INTO MAJOR US CITIES

-- WIDE VARIETY OF PARKING SERVICES

   - FULL SERVICE PARKING FOR HIGH-END MARKETS (OFFICE, RETAIL, ETC.)

   - HIGHLY AUTOMATED SERVICE FOR SMALLER AND/OR REMOTE LOCATIONS

-- PREMIUM SERVICE, WITH WIDELY RECOGNIZED "IMPARK" BRANDING

                                                          [GRAPHIC - PHOTOGRAPH]

THE COMPANY

-- SENIOR MANAGEMENT HAS 50 YEARS OF COMBINED EXPERIENCE IN THE PARKING INDUSTRY

   - CHARLES HUNTZINGER, PRESIDENT AND CHIEF EXECUTIVE OFFICER, RAN THE NYC OPERATIONS FOR CENTRAL PARKING CORPORATION

   - BRYAN WALLNER, CHIEF OPERATING OFFICER, RAN THE MIDWEST REGION FOR CENTRAL PARKING CORPORATION

   - BRUCE NEWSOME, CHIEF FINANCIAL OFFICER, HAS SERVED AS HEAD OF IMPARK'S ACCOUNTING AND FINANCE FUNCTION SINCE 1983

-- HAS A TOTAL OF ONLY 2,000 EMPLOYEES THROUGHOUT ITS OPERATIONS

THE COMPANY

[GRAPHIC - CORPORATE ORGANIZATIONAL CHART (TEXT REPRODUCED BELOW)]

CHARLES HUNTZINGER -- PRESIDENT AND CEO

BRYAN WALLNER -- SR. VICE PRESIDENT AND COO

J. ROBIN BATEMAN -- VP REAL ESTATE DEVELOPMENT

J. BRUCE NEWSOME -- SR. VICE PRESIDENT AND CFO

DOUG HOSKIN -- VP - CENTRAL US REGION

JULIAN JONES -- VP - WESTERN REGION (CANADA)

GLENN CENTOLANZA -- VP - EASTERN US

STUART MACKENZIE -- VP AND CONTROLLER

REG ROBAZZA -- I/T MANAGER

DOUG GRIEVE -- CORPORATE CONTROLLER

BRUCE COUSIN -- REGIONAL - EASTERN CANADA

GORDON CRAIG -- REGIONAL - BC REGION

MARVIN MARX -- REGIONAL - PACIFIC REGION (US)

THE COMPANY: BOARD OF DIRECTORS

NAME                      POSITION
----                      --------

CHARLES E. HUNTZINGER     President & CEO of Imperial Parking Corporation

WILLIAM A. ACKMAN         Chairman of Imperial Parking Corporation, Principal of
                          Gotham Partners

DANIEL P. FRIEDMAN        Vice Chairman of Imperial Parking Corporation,
                          Principal of Radiant Partners

TALTON R. EMBRY           Chairman of Magten Asset Management Corp

ARMAND E. LASKY           President of Empire State Collateral Corporation Real
                          Estate

BETH A. STEWART           President of Stewart Real Estate Capital

MARY ANN TIGHE            Vice Chairman of Insignia/ESG

DAVID J. WOODS            President of Pattison Outdoor Group

THE COMPANY

-- FOUNDED IN 1962, IMPARK HAS SUCCESSFULLY GROWN ITS OPERATIONS

   - MAINTAINS DOMINANT MARKET SHARE OF 50%+ IN CANADA

   - OPERATES OVER 1,400 PARKING FACILITIES, REPRESENTING OVER 260,000 PARKING SPACES IN NORTH AMERICA

-- SPUN-OFF FROM FIRST UNION REAL ESTATE (NYSE:FUR) IN MARCH 2000 DUE TO
   DIFFERING BUSINESS STRATEGIES

-- UNLEVERAGED BALANCE SHEET - ENABLES EXECUTION OF GROWTH STRATEGIES

-- HSBC - COMPANY BANKER SINCE 1985

-- KPMG - COMPANY'S AUDITORS SINCE 1992

-- HEADQUARTERED IN VANCOUVER, BRITISH COLUMBIA WITH US OFFICES IN CINCINNATI,
   CLEVELAND, MILWAUKEE, SEATTLE, MINNEAPOLIS, NEW YORK AND SAN FRANCISCO

PRESENTATION OVERVIEW

-------------------------------------------------------------------------------

THE COMPANY

INDUSTRY OVERVIEW

IMPARK CORPORATE DESCRIPTION

  OPERATING STRATEGY

  GROWTH STRATEGY

FINANCIAL OVERVIEW

SUMMARY

-------------------------------------------------------------------------------

INDUSTRY OVERVIEW

-- HIGHLY FRAGMENTED INDUSTRY

-- CONSOLIDATION, WHICH HAS ACCELERATED IN RECENT YEARS, FAVORS LARGER,
   NATIONWIDE PARKING PROVIDERS

-- PROPERTY MANAGERS AND OWNERS SEEK SPECIALIZED AND PROFESSIONAL PARKING
   SERVICE PROVIDERS

-- EMERGENCE OF FOUR LARGE PARKING OPERATORS

   -----------------------------------------------------------------------
            - IMPARK                 - CENTRAL PARKING
            - APCOA/STANDARD         - AMPCO/SYSTEM
   -----------------------------------------------------------------------

INDUSTRY OVERVIEW

LEADING NORTH AMERICAN PARKING OPERATORS

                               NUMBER OF
                           PARKING FACILITIES
                           ------------------
CENTRAL PARKING                  4,763
APCOA/STANDARD                   1,833
AMPCO/SYSTEM                     1,550
IMPARK                           1,421
DIAMOND                            900
REPUBLIC PARKING                   380
ACE PARKING                        250
INTERPARKING                       240

INDUSTRY OVERVIEW

-- MANAGEMENT CONTRACTS

[GRAPHIC - PHOTOGRAPH]

   -  MANAGER RECEIVES A MONTHLY BASE FEE AND INCENTIVE FEE

   -  REQUIRES THE LEAST CAPITAL INVESTMENT

   -  PROVIDES THE LEAST OPPORTUNITY FOR REVENUE GROWTH

-- LEASES

[GRAPHIC - PHOTOGRAPH]

   -  REQUIRES A LONGER COMMITMENT

   -  LARGER CAPITAL INVESTMENT

   -  PROVIDES GREATER OPPORTUNITY FOR REVENUE GROWTH

-- FEE OWNERSHIP

[GRAPHIC - PHOTOGRAPH]

   -  LARGEST CAPITAL INVESTMENT

   -  PROVIDES MAXIMUM CONTROL

   -  GREATEST OPPORTUNITY FOR REVENUE GROWTH

INDUSTRY OVERVIEW: CLIENT BASE

-- IMPARK PROVIDES SERVICE TO A NUMBER OF SIGNIFICANT PROPERTY OWNERS AND
   MANAGERS

[LOGO - TRAMMELL CROW COMPANY] [LOGO - FAISON] [LOGO - TRIZEC HAHN CORPORATION]

        [LOGO - BLJC]  [LOGO - COLLIERS INTERNATIONAL]  [LOGO - OXFORD]

   [LOGO - MARATHON PROPERTIES]  [LOGO - BENTALL]  [LOGO - CADILLAC FAIRVIEW]

   [LOGO - MARRIOTT]

PRESENTATION OVERVIEW

--------------------------------------------------------------------------------

THE COMPANY

INDUSTRY OVERVIEW

IMPARK CORPORATE DESCRIPTION

     OPERATING STRATEGY

     GROWTH STRATEGY

FINANCIAL OVERVIEW

SUMMARY

--------------------------------------------------------------------------------

CORPORATE DESCRIPTION -- OPERATING STRATEGY

--    EXPANDING INTO MAJOR URBAN MARKETS

--    INCREASING PROFITABILITY, INSTEAD OF MARKET SHARE

--    INCREASE PROPORTION OF LEASED FACILITIES

--    INCREASE LENGTH OF THE TERM OF CONTRACTS

-- STRATEGY IS TO SHIFT PORTFOLIO CLOSER TO 50:50 MANAGEMENT AND LEASE LOCATIONS OVER 2-4 YEAR PERIOD

--    PROVIDE CONSISTENT HIGH LEVEL OF SERVICE

--    AGGRESSIVELY IMPLEMENT TECHNOLOGY AND AUTOMATION

--    CONTINUE TO IMPLEMENT STANDARDIZED SYSTEMS AND CONTROLS

CORPORATE DESCRIPTION -- OPERATING STRATEGY


                             [MAP OF NORTH AMERICA]

CORPORATE DESCRIPTION: OPERATING STRATEGY

FOCUS ON INCREASING PROFITABILITY -- "PROFIT MARGIN PER LOT"


                              NINE MONTHS ENDED
                        09/30/99             09/30/00             GROWTH
                        ----------           ---------            ------
GROSS MARGIN (1)        $9,633,000         $10,837,000         $1,204,000

NUMBER OF LOTS               1,413               1,412
                        ----------         -----------
AVERAGE GROSS
MARGIN PER LOT              $6,817              $7,675               $858

GROWTH RATE                                                         +12.6%


NOTE: FROM CONTINUING PARKING OPERATIONS ONLY. SAN FRANCISCO WAS EXCLUDED, AS THE GROSS MARGIN IN 2000 OF APPROXIMATELY $1.0 MILLION WOULD DISTORT THE RESULTS.

CORPORATE DESCRIPTION: OPERATING STRATEGY

FOCUS ON INCREASING PROFITABILITY -- "SAME STORE MARGIN"


                                   NINE MONTHS ENDED
                                09/30/99       09/30/00        GROWTH
                                --------       --------        ------
GROSS MARGIN (1)               $8,733,000     $9,732,000      $999,000
                               ----------     ----------      --------

GROWTH RATE                                                      +11.4%


(1) REPRESENTS GROSS MARGIN FOR NINE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999 FOR LOTS OPERATED JANUARY 1, 1999 THROUGH SEPTEMBER 30, 2000

CORPORATE DESCRIPTION: OPERATING STRATEGY

INCREASE PROPORTION OF LEASED AND OWNED FACILITIES

                         SEPTEMBER           MANAGEMENT
                            2000           GOAL FOR 2004
                         ---------         -------------
MANAGED                      64%                50%
OWNED                         1%                 1%
LEASED                       35%                49%

CORPORATE DESCRIPTION: OPERATING STRATEGY

                            HIGH CONTRACT RETENTION

                 CONTRACT
              RETENTION RATE
              --------------
1995               89%
1996               89%
1997               90%
1998               89%
1999               93%
2000 E             90%

NOTE: LOT RETENTION EQUALS # OF LOTS AT START OF YEAR, MINUS # OF LOTS LOST DURING THE YEAR, DIVIDED BY # OF LOTS AT START OF YEAR.

PRESENTATION OVERVIEW

--------------------------------------------------------------------------------

THE COMPANY

INDUSTRY OVERVIEW

IMPARK CORPORATE DESCRIPTION

     OPERATING STRATEGY

     GROWTH STRATEGY

FINANCIAL OVERVIEW

SUMMARY

--------------------------------------------------------------------------------

CORPORATE DESCRIPTION: GROWTH STRATEGY

-- OUR OBJECTIVE IS TO GROW EBITDA BY 15-20% PER YEAR

-- INCREASE PENETRATION OF EXISTING CORE MARKETS

-- PURSUE AGGRESSIVE GROWTH IN MAJOR URBAN MARKETS BY HIRING HIGHLY QUALIFIED
   PARKING PERSONNEL IN TARGET MARKETS

   -  CANADA (EASTERN CANADA)

   -  UNITED STATES (SAN FRANCISCO, CINCINNATI AND NEW YORK)

-- PURSUE ACQUISITION OPPORTUNITIES BY ACQUIRING SMALL/MEDIUM SIZE OPERATIONS IN
   TARGET MARKETS

CORPORATE DESCRIPTION: GROWTH STRATEGY

-- EXPANSION INTO MAJOR US MARKETS


------------------------------------------------
WEST COAST        MIDWEST          EAST COAST
------------------------------------------------

DALLAS            CHICAGO          ATLANTA*

DENVER            CINCINNATI*      BALTIMORE

HOUSTON           CLEVELAND*       BOSTON

LOS ANGELES       COLUMBUS         NEW YORK*

SAN FRANCISCO*    MILWAUKEE*       PHILADELPHIA

SEATTLE*          MINNEAPOLIS*     WASHINGTON
------------------------------------------------

* REPRESENTS CITIES WITH EXISTING IMPARK OPERATIONS

CORPORATE DESCRIPTION: GROWTH STRATEGY

REVENUE BREAKDOWN

                   YEAR 1999             YEAR 2000
                   ---------           -------------
                                       (NINE MONTHS)

US                    12%                  26%

CANADA                88%                  74%


CORPORATE DESCRIPTION: GROWTH STRATEGY

CINCINNATI CASE STUDY

                                                          [GRAPHIC - PHOTOGRAPH]

-- IMPARK OPENED AN OFFICE IN OCTOBER 1999 WITH ONE PARKING LOT

-- IN MARCH 2000, IMPARK PURCHASED 16 PARKING LOTS FROM A LOCAL OWNER FOR $1.6
   MILLION ($1.2 MILLION CASH, $400K EARNOUT)

   -  RETAINED LOCAL OWNER FOR MARKETING AND DEVELOPMENT IN THE REGION

-- SIX MONTHS LATER, 34 LOCATIONS IN CINCINNATI WITH A RUN RATE OF $600,000
   EBITDA

CORPORATE DESCRIPTION: GROWTH STRATEGY

CINCINNATI CASE STUDY CONTINUED

-- SUCCESS FACTORS:

   - SENIOR MANAGEMENT'S ABILITY TO ATTRACT AND RETAIN HIGHLY QUALIFIED PARKING PROFESSIONALS

   - IMPLEMENTED GROWTH PLAN THROUGH STRATEGIC ACQUISITION TO FORM THE BASE FOR GROWTH

   -  SUCCESSFULLY LEVERED THIS ACQUISITION TO EXPAND THE NUMBER OF LOTS
      OPERATED

CORPORATE DESCRIPTION: GROWTH STRATEGY

                                                             [LOGO - PHOTOGRAPH]

SAN FRANCISCO GIANTS STUDY

-- IMPARK WON BID TO DEVELOP SAN FRANCISCO GIANTS' PARKING IN 1997

-- PARKING FACILITY HAS 4,900 SPACES ADJACENT TO THE PACIFIC BELL PARK

-- CONTRACT WITH GIANTS FOR 10 YEARS

-- COST TO COMPLETE THE PROJECT WAS APPROXIMATELY $7.8 MILLION

-- FIRST YEAR NOI IS APPROXIMATELY $1.0 MILLION

-- FOUR ADDITIONAL DEALS IN SAN FRANCISCO, WITH SEVERAL MORE UNDER BID

CORPORATE DESCRIPTION: GROWTH STRATEGY

SAN FRANCISCO GIANTS STUDY CONTINUED

-- SUCCESS FACTORS:

   -  IMPARK'S NAME AND REPUTATION KEY TO SELECTION

   - SENIOR MANAGEMENT ABLE TO ATTRACT HIGHLY QUALIFIED STADIUM PARKING PROFESSIONALS

   -  GIANTS' PARKING FACILITY PROVIDES FOUNDATION FOR FUTURE GROWTH

PRESENTATION OVERVIEW

--------------------------------------------------------------------------------

THE COMPANY

INDUSTRY OVERVIEW

IMPARK CORPORATION DESCRIPTION

   OPERATING STRATEGY

   GROWTH STRATEGY

FINANCIAL OVERVIEW

SUMMARY

--------------------------------------------------------------------------------

FINANCIAL OVERVIEW: VALUATION

--------------------------------------------------------------------------------

VALUATION
---------
CURRENT STOCK PRICE (1)               $16.88
2000 EBITDA MULTIPLE (3)                6.4X

BOOK VALUE PER SHARE                  $31.14
CASH VALUE PER SHARE                   $6.23

SHARES OUTSTANDING (2)             2,089,464

--------------------------------------------------------------------------------

-   CLOSING PRICE AS OF 12/01/00

-   SHARES OUTSTANDING AS OF 10-Q, DATED 9/30/00

-   2000E EBITDA OF $5,481,000, MERCURY PARTNERS EQUITY RESEARCH, 11/30/00

FINANCIAL OVERVIEW: INCOME STATEMENT

--------------------------------------------------------------------------------

(000'S EXCEPT PER SHARE DATA)     PERCENTAGE GROWTH        THREE MONTHS ENDED
(unaudited)                         1999 TO 2000          9/30/00       9/30/99
                                  -----------------       -------       -------
     REVENUES                           28.4%             $18,529       $14,434
     DIRECT COSTS                                         (13,796)      (10,451)
                                                         --------      --------
     GROSS MARGIN                       18.8%               4,733         3,983
     OTHER OPERATING EXP                                   (4,230)       (3,627)
                                                         --------      --------
     OPERATING INCOME                                         503           356
     INTEREST EXPENSE                                           0             0
     OTHER INCOME                                             222           (12)
     INCOME TAXES                                            (151)          (56)
                                                         --------      --------
     NET INCOME                         99.3%                $574          $288
     EPS (BASIC)                                            $0.27         $0.13
                                                         --------      --------
     EPS (CASH)                         39.5%               $0.53         $0.38
                                                         --------      --------
     EBITDA                             41.7%              $1,700        $1,200

     GROSS COLLECTIONS                  13.9%             $49,993       $43,901

--------------------------------------------------------------------------------

FINANCIAL OVERVIEW: CAPITAL STRUCTURE

--------------------------------------------------------------------------------

MARKET CAPITALIZATION                                      THREE MONTHS
---------------------                                          ENDED
(000'S, EXCEPT PER SHARE DATA)                               12/01/00
                                                             --------
DEBT:
   LINE OF CREDIT -- ($5 MILLION AVAILABLE)                       $0
   LONG-TERM DEBT -- ($15 MILLION AVAILABLE)                       0
                                                             -------
TOTAL DEBT                                                        $0
CURRENT STOCK PRICE (11/27/00)                  $16.88
COMMON SHARES & OP UNITS OUTSTANDING             2,089        35,260
                                                             -------
TOTAL MARKET CAPITALIZATION                                  $35,260

--------------------------------------------------------------------------------

FINANCIAL OVERVIEW: FINANCIAL FLEXIBILITY

-- NO DEBT

-- >$13 MILLION OF AVAILABLE CASH

-- $20 MILLION CREDIT FACILITY AVAILABLE

-- HSBC - COMPANY BANKER SINCE 1985

-- NOL'S IN CANADA OF $20 MILLION (USD) AVAILABLE

FINANCIAL OVERVIEW: STOCK PERFORMANCE

                                                       IMPERIAL      CENTRAL
                                                       PARKING       PARKING
                                                       --------      --------

TICKER                                                      IPK           CPC
SHARE PRICE AS OF DECEMBER 01, 2000                      $16.88        $16.81
SHARES AND OP UNITS OUTSTANDING                           2,089        36,556
CURRENT ANN. DIVIDEND PER SHARE                           $0.00         $0.06
DIVIDEND YIELD                                             0.0%          0.4%

PAYOUT RATIO (2000E EPS)                                   0.0%          5.2%


MARKET CAPITALIZATION OF COMMON EQUITY                  $35,262      $614,506
TOTAL DEBT                                                    0       348,567
                                                       --------      --------
TOTAL MARKET CAPITALIZATION                             $35,262      $963,073

TOTAL DEBT AS % OF TOTAL MARKET CAPITALIZATION               0%           36%

CASH 2000E EPS*                                             1.61          1.16
CASH 2001E EPS*                                             2.16          1.30

00-01 EPS GROWTH                                          34.2%         12.1%

2000E EPS MULTIPLE                                         10.5X         14.5X
2001E EPS MULTIPLE                                          7.8X         12.9X


NOTE: CASH EPS REPRESENTS EARNINGS PER SHARE PLUS GOODWILL AMORTIZATION. EPS FOR CENTRAL PARKING IS NOT ON A CASH EPS BASIS

FINANCIAL OVERVIEW: STOCK PERFORMANCE (3/28-11/30/00)

                            STOCK PRICE               VOLUME
                            -----------               ------
3/28/00                        $17.75                 42,600
4/28/00                       $12.875                 15,500
5/28/00                        $13.75                  1,200
6/28/00                        $16.75                  2,000
7/28/00                       $16.375                  2,100
8/28/00                       $16.875                  2,000
9/28/00                       $16.875                  5,100
10/28/00                      $16.313                    200
11/28/00                          $17                  2,300

PRESENTATION OVERVIEW

-------------------------------------------------------------------------------

THE COMPANY

INDUSTRY OVERVIEW

IMPARK CORPORATE DESCRIPTION

  OPERATING STRATEGY

  GROWTH STRATEGY

FINANCIAL OVERVIEW

SUMMARY

-------------------------------------------------------------------------------

SUMMARY:

-- IMPARK IS CANADA'S LARGEST, AND NORTH AMERICA'S FOURTH LARGEST, PARKING LOT
   OPERATOR

-- EXPERIENCED MANAGEMENT TEAM

-- SUCCESSFUL IN EXECUTING OPERATING AND GROWTH STRATEGIES

-- IDENTIFY AND ACQUIRE SMALL/MEDIUM SIZE OPERATORS IN TARGET MARKETS TO
   LEVERAGE GROWTH

-- HIRE AND RETAIN QUALITY PARKING PROFESSIONALS TO EXPAND INTO NEW MARKETS

-- UTILIZE UNLEVERAGED BALANCE SHEET TO EXECUTE GROWTH STRATEGIES

-- PARKING IS A GROWTH INDUSTRY, WORTHY OF INVESTOR CONSIDERATION

-- IMPARK IS AN EXCITING GROWTH STORY WORTHY OF YOUR INVESTMENT!

                                IMPERIAL PARKING

                                [LOGO - IMPARK]

                                  CORPORATION

                           A CUSTOMER DRIVEN COMPANY